UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2016, the Board of Directors of Delta Air Lines, Inc. (“Delta”) announced that Richard H. Anderson has chosen to retire from his position as Chief Executive Officer of Delta effective May 2, 2016. The Board of Directors also appointed Mr. Anderson as its Executive Chairman effective as of May 2, 2016. In his role as Executive Chairman, Mr. Anderson will continue to be employed as an executive of Delta. Mr. Anderson will continue to receive his current annual base salary of $800,000, and it is not expected that he will be granted future awards for service as Executive Chairman under Delta’s Management Incentive Plan and Long-Term Incentive Program. The Board also appointed Francis S. Blake to serve as Lead Director effective May 2, 2016. Daniel A. Carp, the current non-executive Chairman of the Board of Directors, will remain on the Board of Directors.

The Board of Directors also appointed Edward H. Bastian as Chief Executive Officer and Glen W. Hauenstein as President, both effective on May 2, 2016. At that time, Mr. Bastian’s annual base salary will increase to $800,000 and Mr. Hauenstein’s annual base salary will increase to $625,000. Mr. Bastian and Mr. Hauenstein will continue to participate in Delta’s Management Incentive Plan and Long-Term Incentive Program and be eligible for Delta’s broad-based employee retirement and welfare plans, as well as the flight benefit program for Delta officers.  Additional information about these plans and programs is included in Delta’s Proxy Statement for the 2015 annual meeting of its stockholders filed with the Securities and Exchange Commission on April 30, 2015.

Mr. Bastian, age 58, has served as Delta’s President since September 1, 2007. During this time, Mr. Bastian also served as Chief Executive Officer of Northwest Airlines, Inc. from October 2009 to December 2009 and as Delta’s Chief Financial Officer from September 2007 to October 2008. Before becoming Delta’s President, Mr. Bastian served as Delta’s Executive Vice President and Chief Financial Officer from July 2005 to September 2007, Senior Vice President –Finance and Controller from 2000 to 2005 and Vice President and Controller from 1998 to 2000.

Mr. Hauenstein, age 55, has served as Delta’s Executive Vice President – Chief Revenue Officer since August 2013. Mr. Hauenstein previously served as Delta’s Executive Vice President – Network Planning and Revenue Management from April 2006 to July 2013 and Executive Vice President and Chief of Network and Revenue Management from August 2005 to April 2006.

A copy of Delta’s press release announcing these changes is attached to this report as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated February 3, 2016 titled “Delta announces executive succession”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: February 5, 2016	Peter W. Carter Executive Vice President & Chief Legal Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated February 3, 2016 titled “Delta announces executive succession”

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